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                                                                      Exhibit 24
                               POWER OF ATTORNEY



     The undersigned, directors of The Raymond Corporation ("Corporation"), hereby constitute and appoint Paul J. Sternberg and William B. Lynn, or either of them, their respective true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Corporation's fiscal 1994 Annual Report on Form 10-K, and to any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, of either one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed and delivered these presents as of this 4th day of March, 1995.



/s/ Ross K. Colquhoun                          /s/ Arthur M. Richardson
---------------------                          -------------------------------
Ross K. Colquhoun,                             Arthur M. Richardson, Director
President, Chief Executive
Officer and Director



/s/George G. Raymond, Jr.                      /s/ Dr. M. Richard Rose
---------------------                          -------------------------------
George G. Raymond, Jr.                         Dr. M. Richard Rose, Director
Chairman of the Board


/s/James F. Matthews                           /s/ Daniel F. Senecal
---------------------                          -------------------------------
James F. Matthews, Director                    Daniel F. Senecal, Director


/s/ John E. Mott
---------------------                          -------------------------------
John E. Mott, Director                         Robert L. Tarnow, Director


/s/ Michael R. Porter                           /s/ Lee J. Wolf
---------------------                          -------------------------------
Michael R. Porter, Director                     Lee J. Wolf, Director